UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): April 27, 2006

Exact Name of Registrant as
Specified in its Charter, State of
Incorporation, Address of
Commission	Principal Executive Offices and	I.R.S. Employer
File Number	Telephone Number	Identification No.

1-11607	DTE Energy Company	38-3217752
(a Michigan corporation)
2000 2nd Avenue
Detroit, Michigan 48226-1279
313-235-4000
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement
     On April 27, 2006, the shareholders of the DTE Energy Company (the “Company”) approved the Company’s 2006 Long-Term Incentive Plan (“LTIP”) at the Annual Meeting of Shareholders of the Company. A detailed summary of the material terms of the LTIP was provided in the Company’s Definitive Proxy Statement dated March 24, 2006 and filed with the Securities and Exchange Commission. The key features of the LTIP are as follows:
•	Limit on Shares Authorized: 9,000,000 shares of common stock are authorized for grant under the LTIP.

•	Plan Limits: The LTIP limits in a single calendar year the granting to any one participant of: (1) options for more than 500,000 shares of common stock; (2) stock awards for more than 150,000 shares of common stock; (3) performance share awards for more than 300,000 shares of common stock (based on the maximum payout under the award); or (4) more than 1,000,000 performance units, which have a face amount of $1.00 each.

•	Types of Awards: Participants may receive stock options, stock awards, performance shares, performance units, or a combination of these awards.

•	No Discount on Stock Options: The LTIP prohibits the grant of a stock option with an exercise price less than the fair market value of the Company’s stock on the date of the grant.

•	Prohibition on Repricing: The LTIP prohibits the repricing of stock options either by amendment of an award agreement or by substitution of a new option award at a lower price.

•	Limitation on Recycling: Any common stock surrendered to pay the exercise price of stock options or to satisfy required tax withholding cannot be reallocated or otherwise made available to be issued under the LTIP.

•	Vesting Periods: Stock awards vest over not less than three years. Performance share awards and performance units generally vest over a period of not less than one year.

•	Material Amendments: No material amendment may become effective until shareholder approval is obtained.

•	Life of the Plan: No option, stock award, performance share, or performance unit may be granted more than 10 years after the adoption of the LTIP by the Board.
Item 1.02 Termination of a Material Definitive Agreement
Upon shareholder approval of the Company’s 2006 Long-Term Incentive Plan on April 27, 2006, as described under Item 1.01 above, no further grants will be made under the DTE Energy Company 2001 Stock Incentive Plan.

Item 9.01. Financial Statements and Exhibits.
(d)	Exhibits
10.1	DTE Energy Company 2006 Long-Term Incentive Plan (incorporated herein by reference to Annex A to DTE Energy’s Definitive Proxy Statement dated March 24, 2006).

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 3, 2006	DTE ENERGY COMPANY (Registrant)
/s/ Larry E. Steward
Larry E. Steward
Vice President

EXHIBIT INDEX

Exhibit
Number	Description
10.1	DTE Energy Company 2006 Long-Term Incentive Plan (incorporated herein by reference to Annex A to DTE Energy’s Definitive Proxy Statement dated March 24, 2006).